EXHIBIT 21.2
SPECIAL PURPOSE ENTITIES LIST AS OF DECEMBER 31, 2024

Annapolis Maryland Hotel Limited Partnership
Ashford Alpharetta Limited Partnership
Ashford Anchorage LP
Ashford Austin LPƒ
Ashford Basking Ridge LP
Ashford Bloomington LP
Ashford BWI Airport LP
Ashford CM Partners LP
Ashford Coral Gables LP
Ashford Crystal City Partners LP
Ashford Crystal City Limited Partnership
Ashford Crystal Gateway LP
Ashford Dallas LP
Ashford Dulles LP
Ashford Evansville I LP
Ashford Evansville III LP
Ashford Falls Church Limited Partnership
Ashford Irvine Spectrum Foothill Ranch Limited Partnership
Ashford Gateway TRS Corporation
Ashford Hawthorne LP
Ashford Jacksonville I LP
Ashford Las Vegas LP
Ashford Lee Vista Partners LP
Ashford LV Hughes Center LP
Ashford Manhattan Beach LP
Ashford Market Center LP
Ashford Minneapolis Airport LP
Ashford Mira Mesa San Diego Limited Partnership
Ashford MV San Diego LP
Ashford Newark LP
Ashford Oakland LP
Ashford Orlando Sea World Limited Partnership
Ashford Overland Park Limited Partnership
Ashford Philly LP
Ashford Phoenix Airport LP
Ashford PH Partners LP
Ashford Plymouth Meeting LP
Ashford San Jose LP
Ashford Santa Clara Partners LP
Ashford Santa Fe LP
Ashford Scottsdale LP
Key West Florida Hotel Limited Partnership

Minnetonka Minnesota Hotel Limited Partnership
New Beverly Hills Hotel Limited Partnership
New Clear Lake Hotel Limited Partnership
New Fort Tower I Hotel Limited Partnership
New Houston Hotel Limited Partnership
New Indianapolis Downtown Hotel Limited Partnership
Palm Beach Florida Hotel and Office Building Limited Partnership
St. Petersburg Florida Hotel Limited Partnership
Ashford TRS CM LLC
Ashford TRS Crystal City LLC
Ashford TRS Lee Vista LLC
Ashford TRS Lessee II LLC
Ashford TRS Lessee IV LLC
Ashford TRS PH LLC
Ashford TRS Santa Clara LLC
Annapolis Hotel GP LLC
Ashford Anchorage GP LLC
Ashford CM GP LLC
Ashford Crystal City GP LLC
Ashford Crystal Gateway GP LLC
Ashford Lee Vista GP LLC
Ashford Minneapolis Airport GP LLC
Ashford MV San Diego GP LLC
Ashford Philly GP LLC
Ashford PH GP LLC
Ashford Santa Clara GP LLC
Ashford Senior General Partner II LLC
Ashford Senior General Partner IV LLC
Key West Hotel GP LLC
Minnetonka Hotel GP LLC
New Clear Lake GP LLC
New Houston GP LLC
New Indianapolis Downtown Hotel GP LLC
Palm Beach GP LLC
St. Petersburg GP LLC
Ashford Five Junior Mezz LLC
Ashford Five Senior Mezz LLC
Ashford Five Junior Holder LLC
Ashford TRS Five Junior Holder I LLC
Ashford TRS Five Junior Holder II LLC
Ashford TRS Five Junior Holder III LLC
Ashford TRS Five Junior Holder IV LLC
Ashford TRS Five Junior Holder V LLC
Ashford TRS Five Junior Mezz I LLC
Ashford TRS Five Junior Mezz II LLC

Ashford TRS Five Junior Mezz III LLC
Ashford TRS Five Junior Mezz IV LL
Ashford TRS Five Junior Mezz V LLC
Ashford TRS Five Senior Mezz I LLC
Ashford TRS Five Senior Mezz II LLC
Ashford TRS Five Senior Mezz III LLC
Ashford TRS Five Senior Mezz IV LLC
Ashford TRS Five Senior Mezz V LLC
Ashford TRS Five LLC
Santa Clara Tenant Corp.
Lee Vista Tenant Corp.
Crystal City Tenant Corp.
AH Tenant Corp.
Ashford Fremont LP
Ashford Fremont GP LLC
Ashford TRS Fremont LLC
Ashford TRS Pool 1 LLC
Ashford Six General Partner LLC
Ashford TRS Six LLC
Ashford Lakeway LP
Ashford Lakeway GP LLC
Ashford TRS Lakeway LLC
Ashford Memphis GP LLC
Ashford Memphis LP
Ashford TRS Memphis LLC
HH Mezz Borrower A-4 LLC
Ashford A-3 Mezz LLC
HH Mezz Borrower A-2 LLC
HH Swap A LLC
HH Mezz Borrower G-4 LLC
Ashford G-3 Mezz LLC
HH Mezz Borrower G-2 LLC
HH Swap G LLC
HH Mezz Borrower D-4 LLC
Ashford D-3 Mezz LLC
HH Mezz Borrower D-2 LLC
HH Mezz Borrower D-1 LLC
HH Swap D LLC
Non-REIT GP LLC
HHC Texas GP LLC
HH FP Portfolio LLC
HH LC Portfolio LLC
HH Texas Hotel Associates, L.P.
HH Melrose Hotel Associates, L.P.
HH Churchill Hotel Associates, L.P.

HH Austin Hotel Associates, L.P.
HH DFW Hotel Associates, L.P.
HH Savannah LLC
HH Atlanta LLC
HH Gaithersburg LLC
HH Baltimore LLC
HH Chicago LLC
HH Palm Springs LLC
HH Tampa Westshore LLC
HH Princeton LLC
PIM Nashville LLC
PIM TRS Nashville LLC
HHC TRS Princeton LLC
HHC TRS Savannah LLC
HHC TRS Atlanta LLC
HHC TRS FP Portfolio LLC
HHC TRS LC Portfolio LLC
HHC TRS Baltimore LLC
HHC TRS Melrose LLC
HHC TRS Highland LLC
HHC TRS Chicago LLC
HHC TRS Austin LLC
HHC TRS Portsmouth LLC
HHC TRS Tampa LLC
Ashford Le Pavillon Senior Mezz LLC
Ashford Le Pavillon GP LLC
Ashford Le Pavillon LP
Ashford TRS Le Pavillon Senior Mezz LLC
Ashford TRS Le Pavillon LLC
Ashford Atlanta Peachtree LP
Ashford Atlanta Peachtree GP LLC
Ashford TRS Atlanta Peachtree LLC
Ashford Ten Senior Mezz LLC
Ashford Ten Junior Mezz LLC
Ashford TRS Ten Senior Mezz LLC
Ashford TRS Ten Junior Mezz LLC
Ashford Bloomington GP LLC
Ashford Evansville I GP LLC
Ashford Evansville III GP LLC
Ashford Jacksonville I GP LLC
Ashford TRS Bloomington LLC
Ashford TRS Evansville I LLC
Ashford TRS Evansville III LLC
Ashford TRS Jacksonville I LLC
Ashford Senior M1 LLC

Ashford Junior M1 LLC
Ashford TRS Senior M1 LLC
Ashford TRS Junior M1 LLC
Ashford Austin GP LLC
Ashford Dallas GP LLC
Ashford Las Vegas GP LLC
Ashford TRS Austin LLC
Ashford TRS Dallas LLC
Ashford TRS Las Vegas LLC
Ashford Senior M2 LLC
Ashford Junior M2 LLC
Ashford TRS Senior M2 LLC
Ashford TRS Junior M2 LLC
Ashford Senior A LLC
Ashford Junior A LLC
Ashford TRS Senior A LLC
Ashford TRS Junior A LLC
Ashford TRS Scottsdale LLC
Ashford TRS Phoenix Airport LLC
Ashford TRS Hawthorne LLC
Ashford TRS Plymouth Meeting LLC
Ashford TRS LV Hughes Center LLC
Ashford TRS San Jose LLC
Ashford Scottsdale GP LLC
Ashford Phoenix Airport GP LLC
Ashford Hawthorne GP LLC
Ashford Plymouth Meeting GP LLC
Ashford LV Hughes Center GP LLC
Ashford San Jose GP LLC
Ashford Senior B LLC
Ashford Junior B LLC
Ashford TRS Senior B LLC
Ashford TRS Junior B LLC
Ashford TRS Newark LLC
Ashford TRS BWI Airport LLC
Ashford TRS Oakland LLC
Ashford TRS Manhattan Beach LLC
Ashford TRS Basking Ridge LLC
Ashford Newark GP LLC
Ashford BWI Airport GP LLC
Ashford Oakland GP LLC
Ashford Manhattan Beach GP LLC
Ashford Basking Ridge GP LLC
Ashford Senior C LLC
Ashford Junior C LLC

Ashford TRS Senior C1 LLC
Ashford TRS Junior C1 LLC
Ashford TRS Senior C2 LLC
Ashford TRS Junior C2 LLC
Ashford Fort Tower I GP LLC
Ashford Coral Gables GP LLC
Ashford TRS MV San Diego LLC
Ashford TRS Minneapolis Airport LLC
Ashford TRS Fort Tower I LLC
Ashford TRS Coral Gables LLC
Ashford Senior D LLC
Ashford Junior D LLC
Ashford TRS Senior D1 LLC
Ashford TRS Junior D1 LLC
Ashford TRS Senior D2 LLC
Ashford TRS Junior D2 LLC
Ashford TRS Dulles LLC
Ashford TRS Santa Fe LLC
Ashford TRS Market Center LLC
Ashford TRS Beverly Hills LLC
Ashford Dulles GP LLC
Ashford Santa Fe GP LLC
Ashford Market Center GP LLC
Ashford Beverly Hills GP LLC
Ashford Senior E LLC
Ashford Junior E LLC
Ashford TRS Senior E LLC
Ashford TRS Junior E LLC
Ashford TRS Philly LLC
Ashford TRS Anchorage LLC
Ashford Alexandria LP
Ashford Alexandria GP LLC
Ashford TRS Alexandria LLC
Ashford Posada LP
Ashford Posada GP LLC
Ashford TRS Posada LLC
Ashford Scotts Valley GP LLC
Ashford Scotts Valley LP
Ashford TRS Scotts Valley LLC
Ashford C-1 LLC
Ashford C-2 LLC
Ashford TRS C-1 LLC
Ashford TRS C-2 LLC
Ashford TRS Annex LLC
815 Commerce LLC

815 Commerce Managing Member LLC
815 Commerce Master Tenant LLC
815 Commerce Construction Manager LLC
Ashford TRS Marietta LLC
Marietta Leasehold LP
Marietta Leasehold GP LLC
Ashford Alexandria Holding LLC
Ashford TRS Alexandria Holding LLC
Ashford Posada Holding LLC
Ashford TRS Posada Holding LLC
Stirling Jacksonville IV Holding LLC
Ashford Jacksonville IV GP LLC
Ashford Jacksonville IV LP
RI Manchester Holding LLC
RI-CIH Manchester Parent, LLC
RI Manchester Hotel Partners, LP
Stirling Buford I Holding LLC
Stirling Buford I GP LLC
Ashford Buford I LP
Stirling Buford II Holding LLC
Stirling Buford II GP LLC
Ashford Buford II LP
Stirling TRS Buford I Holding LLC
Stirling TRS Buford I LLC
Stirling TRS Buford II Holding LLC
Stirling TRS Buford II LLC
RI TRS Manchester Holding LLC
RI TRS Manchester LLC
Stirling TRS Jacksonville IV Holding LLC
Ashford TRS Jacksonville IV LLC